Exhibit 99.1

LEVI	1155 Battery Street, San Francisco, CA 94111
STRAUSS
& Co.	CONFIDENTIAL
NEWS		Media Contact:	Jeff Beckman
For Immediate Release			Levi Strauss & Co.
(415) 501-1698

LEVI STRAUSS & CO. APPOINTS NEW CHIEF FINANCIAL OFFICER

SAN FRANCISCO (February 1, 2005) — Levi Strauss & Co. (LS&CO.) today named Hans Ploos van Amstel the company’s new chief financial officer, effective March 7, 2005. Ploos van Amstel previously led finance and operations for LS&CO.’s European division as vice president and CFO, a position he has held since May of 2003.

“Hans is an exceptional finance executive. He has delivered outstanding productivity improvements, greatly enhanced our financial controls and developed rigorous U.S. GAAP and compliance capabilities within the division,” said LS&CO.’s chief executive officer, Phil Marineau. “Hans’ strong operational discipline and drive will be great assets as we continue to transform the business.”

Prior to joining Levi Strauss & Co., Ploos van Amstel spent 14 years in increasingly responsible finance positions at Procter & Gamble – a company known worldwide for developing top-rated financial talent. In 2001, he became the CFO of P&G’s largest division where he delivered a very strong financial performance.

“When Hans came to LS&CO., he brought a thorough understanding of what it takes from a financial perspective to operate a complex and global company,” Marineau added. “We believe this strength, coupled with his deep knowledge of our business operations, will enable him to hit the ground running in his new role.”

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LS&CO. Appoints New Chief Financial Officer/Add One

February 1, 2005

“I’m pleased to have the opportunity to further contribute to LS&CO.’s business transformation,” said Ploos van Amstel. “And I’m looking forward to working with Phil and the worldwide leadership team to continue building the company’s financial strength.”

Ploos van Amstel takes over the chief financial officer role from Jim Fogarty, a managing director with the financial consulting firm of Alvarez & Marsal, who has served as the company’s interim CFO for the past year, helping to improve earnings, reduce costs and debt, and strengthen its accounting capabilities and reporting processes.

“We owe Jim a debt of gratitude for the outstanding job he has done during the past year,” said Marineau. “He has helped instill financial discipline and improved our capital structure. Thanks to him, Hans will join a strong global finance team. Jim will work closely with Hans during the next month to ensure a smooth transition.”

A native of Holland, Ploos van Amstel has an undergraduate degree in economics, accounting and taxes from Economische Hogeschool in Holland, and graduated with honors in 1989 with a combination of an MBA and the Dutch equivalent of a U.S. CPA from the University of Tilburg in Holland.

This news release contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use words like “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Investors should consider the information contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended 2003, especially in the Risk Factors and Management’s Discussion and Analysis sections, our most recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this news release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this news release. We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this news release to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

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